PSEQ 500
PSEQ 500x


                               Chase Vista Funds

                      Supplement Dated September 19, 2000
                            Class A, B, & C Shares
           Prospectus Dated February 28, 2000 (revised June 1, 2000)


The following two paragraphs replace the last three paragraphs on page 79 in the Fund's Investment Adviser section.

Chase Fleming Asset Management (USA) Inc. (CFAM (USA)) is the sub-adviser to all the Funds except the Core Equity Fund, Equity Growth Fund, International Equity Fund, European Fund and Japan Fund. It makes the day to day investment decisions for those Funds. Chase pays CFAM (USA) a sub-advisory fee for its services. CFAM (USA) is a wholly owned subsidiary of Chase. CFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.

Chase Fleming Asset Management (London) Inc. (CFAM (L)) is the sub-adviser to the International Equity Fund, European Fund and Japan Fund. It makes the day to day investment decisions for those Funds. Chase pays CFAM (L) a sub-advisory fee for its services. CFAM (L) is a wholly owned subsidiary of Chase. CFAM (L) provides discretionary investment services to institutional clients and is located at Colvie House, 32 Curzon Street London W1Y8AL.

The following paragraphs replace the existing paragraphs on page 81 in the Fund's Investment Adviser section.

INTERNATIONAL EQUITY FUND
James Fisher and Chee Chow are both Vice Presidents at Chase. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at Chase since 1991 in numerous investment roles. Prior to joining Chase, he worked at Save & Prosper in a fund manager and manager trainee capacity. Mr. Chow has worked at Chase since September of 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined Chase in June of 1995 as an executive in the European Investment Banking group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined Chase in December of 1997 as a Fund manager in the
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European Equity Group. Prior to that he worked as a Fund manager at NM
Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April of 2000. Both have managed the Fund since August of 2000.

JAPAN FUND
Mr. Richard Aston, Vice President, Portfolio Manager at Chase is responsible for the management of the Japan Fund. Mr. Aston has worked at Chase since April 2000. Prior to that he worked for AXAIM (formerly Sun Life Investment Management) of the U.K. as a fund manager for a range of Japanese equity portfolios. Mr. Aston has been managing the Fund since May 2000.